Exhibit 99.2

Pro Forma Financial Information.

The following unaudited pro forma combined balance sheet has been derived from the unaudited consolidated balance sheet of Transportation and Logistics Systems, Inc. and Subsidiaries. (the “Company” or “we”) on June 30, 2022, and adjusts such information to give the effect of 1) the acquisition of Freight Connections, Inc. (“Freight Connections”), as if it would have existed on June 30, 2022. The unaudited pro forma combined balance sheets gives effect to the share exchange agreement between the Company and the sole shareholder of Freight Connections.

The following unaudited pro forma combined statements of operations for the year ended December 31, 2022 and 2021, and for the six months ended June 30, 2022 have been derived from the consolidated statement of operations of Transportation and Logistics Systems, Inc. and Subsidiaries. The following unaudited pro forma combined statements of operations for the period from January 1, 2022 to September 16, 2022 (date of acquisition), for the year ended December 31, 2021, and for the six months ended June 30, 2022 have been derived from the statement of operations of Freight Connections.

Freight Connections offers an array of transportation, warehousing, consolidating, distribution, and local cartage services throughout the New York tri-state area. Freight Connections was founded in 2016 and is a privately held transportation and logistics carrier headquartered in Ridgefield Park, New Jersey. The Company currently operates with 30 power units and 50 trailers, including dry vans, pups, flatbeds, step decks, and double drop trailers out of three buildings in the area with 200,000 square feet of warehouse and cross dock space, strategically located within one mile of each other. Freight Connections offers customers an array of services including truckload, LTL, and consolidating of cartage, construction-trade, air, and rail freight, as well as warehousing and distribution services.

The unaudited pro forma combined balance sheet and unaudited combined statements of operations are presented for informational purposes only and do not purport to be indicative of the combined financial condition that would have resulted if the acquisition would have existed on June 30, 2022 and December 31, 2021.

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TRANSPORTATION AND LOGISTICS SYSTEMS INC. AND SUBSIDIARIES

 UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

June 30, 2022

	Transportation and Logistics Systems, Inc.	Freight
	and Subsidiaries	Connections, Inc.
	June 30,	June 30,		Pro Forma Adjustments			Pro Forma
	2022	2022		Dr		Cr	Balances

ASSETS
CURRENT ASSETS:
Cash	$5,778,706	$22,060		$-	(1)	$1,525,000	$4,275,766
Accounts receivable, net	473,640	2,157,495		-		-	2,631,135
Prepaid expenses and other current assets	355,129	197,179		-		-	552,308

Total Current Assets	6,607,475	2,376,734		-		1,525,000	7,459,209

OTHER ASSETS:
Security deposit	39,585	220,825		-		-	260,410
Property and equipment, net	229,424	811,860		-		-	1,041,284
Goodwill	-	-	(1)	1,628,237		-	1,628,237
Intangible assets	1,695,852	-	(1)	7,407,080	(2)	598,755	8,504,177

Total Other Assets	1,964,861	1,032,685		9,035,317		598,755	11,434,108

TOTAL ASSETS	$8,572,336	$3,409,419		$9,035,317		$2,123,755	$18,893,317

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Notes payable, current portion, net of debt discount	$-	$195,012		$-		$-	$195,012
Accounts payable	301,684	209,135		-		-	510,819
Accrued expenses	368,800	147,187		-		-	515,987
Insurance payable	140,679	141,713		-		-	282,392
Income taxes payable	-	598,755	(2)	598,755		-	-
Accrued compensation and related benefits	59,813	31,835		-		-	91,648

Total Current Liabilities	870,976	1,323,637		598,755		-	1,595,858

LONG-TERM LIABILITIES:
Notes payable, net of current portion	-	518,459		-	(1)	4,544,671	5,063,130

Total Long-term Liabilities	-	518,459		-		4,544,671	5,063,130

Total Liabilities	870,976	1,842,096		598,755		4,544,671	6,658,988

SHAREHOLDERS’ EQUITY:
Preferred stock, par value $0.001; authorized 10,000,000 shares:	-	-		-		-	-
Series B convertible preferred stock, par value $0.001 per share; 1,700,000 shares designated; No shares issued and outstanding at June 30, 2022 (Liquidation value $0)	-	-		-		-	-
Series E convertible preferred stock, par value $0.001 per share; 562,250 shares designated; 51,605 shares issued and outstanding at June 30, 2022 ($13.34 per share liquidation value)	21	-		-		-	21
Series G convertible preferred stock, par value $0.001 per share; 1,000,000 shares designated; 617,500 shares issued and outstanding at June 30, 2022 ($10.00 per share liquidation value)	618	-		-		-	618
Series H convertible preferred stock, par value $0.001 per share; 35,000 shares designated; 0 shares and 32,374 proforma shares issued and outstanding at June 30, 2022, respectively (No per share liquidation value)	-	-		-	(1)	32	32
Common stock, par value $0.001 per share; 10,000,000,000 shares authorized; 3,396,601,092 shares and 3,575,512,936 proforma shares issued and outstanding at June 30, 2022, respectively	3,396,601	-			(1)	178,912	3,575,513
Additional paid-in capital	126,282,689	-		-	(1)(3)	4,354,025	130,636,714
Accumulated deficit	(121,978,569)	1,567,323	(3)	1,567,323		-	(121,978,569)

Total Shareholders’ Equity	7,701,360	1,567,323		1,567,323		4,532,969	12,234,329

Total Liabilities and Shareholders’ Equity	$8,572,336	$3,409,419		$2,166,078		$9,077,640	$18,893,317

See accompanying notes to unaudited pro forma combined financial statements.

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TRANSPORTATION AND LOGISTICS SYSTEMS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

	Transportation and Logistics Systems, Inc.	Freight
	and Subsidiaries	Connections, Inc.
	For the Year	For the Period From
	Ended December 31,	January 1, 2022 to September 16,	Pro Forma Adjustments		Pro Forma
	2022	2022	Dr	Cr.	Balances

SALES	$7,744,477	$7,044,250	$-	$-	$14,788,727

COST OF SALES	5,216,839	3,339,993	-	-	8,556,832

GROSS PROFIT	2,527,638	3,704,257	-	-	6,231,895

OPERATING EXPENSES:
Compensation and related benefits	3,742,676	658,473	-	-	4,401,149
Legal and professional fees	1,327,172	20,250	-	-	1,347,422
Rent	1,398,401	1,712,474	-	-	3,110,875
General and administrative expenses	1,806,686	208,887	-	-	2,015,573
Contingency loss	200,000	-	-	-	200,000
Impairment loss	2,090,567	-	-	-	2,090,567

Total Operating Expenses	10,565,502	2,600,084	-	-	13,165,586

(LOSS) INCOME FROM OPERATIONS	(8,037,864)	1,104,173	-	-	(6,933,691)

OTHER INCOME (EXPENSES):
Interest income	31,166	-	-	-	31,166
Interest expense	(125,382)	(75,390)	-	-	(200,772)
Gain on sale of subsidiary	293,975	-	-	-	293,975
Settlement expense	(237,961)	-	-	-	(237,961)

Total Other Income (Expenses)	(38,202)	(75,390)	-	-	(113,592)

INCOME BEFORE PROVISION FOR INCOME TAXES	(8,076,066)	1,028,783	-	-	(7,047,283)

INCOME TAXES	-	(308,635)	-	-	(308,635)

NET INCOME	(8,076,066)	720,148	-	-	(7,355,918)

Deemed dividends, beneficial conversion features, and accrued dividends	(417,546)	-	-	-	(417,546)

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(8,493,612)	$720,148	$-	$-	$(7,773,464)

NET INCOME PER COMMON SHARE:
Basic	$(0.00)				$(0.00)
Diluted	$(0.00)				$(0.00)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	3,359,982,502				3,486,446,217
Diluted	3,359,982,502				3,486,446,217

See accompanying notes to unaudited pro forma combined financial statements.

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TRANSPORTATION AND LOGISTICS SYSTEMS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

	Transportation and Logistics Systems, Inc.	Freight
	and Subsidiaries	Connections, Inc.
	For the Six Months	For the Six Months
	Ended June 30,	Ended June 30,	Pro Forma Adjustments		Pro Forma
	2022	2022	Dr	Cr.	Balances

SALES	$2,663,893	$4,963,899	$-	$-	$7,627,792

COST OF SALES	1,984,552	2,315,979	-	-	4,300,531

GROSS PROFIT	679,341	2,647,920	-	-	3,327,261

OPERATING EXPENSES:
Compensation and related benefits	2,049,753	451,301	-	-	2,501,054
Legal and professional fees	688,497	12,463	-	-	700,960
Rent	212,294	1,091,673	-	-	1,303,967
General and administrative expenses	534,110	246,412	-	-	780,522

Total Operating Expenses	3,484,654	1,801,849	-	-	5,286,503

(LOSS) INCOME FROM OPERATIONS	(2,805,313)	846,071	-	-	(1,959,242)

OTHER INCOME (EXPENSES):
Interest expense	(9,762)	(34,046)	-	-	(43,808)
Gain on sale of subsidiary’s asset	296,689	-	-	-	296,689
Settlement expense	(227,811)	-	-	-	(227,811)

Total Other Income (Expenses)	59,116	(34,046)	-	-	25,070

(LOSS) INCOME BEFORE PROVISION FOR INCOME TAXES	(2,746,197)	812,025	-	-	(1,934,172)

INCOME TAXES	-	(243,608)	-	-	(243,608)

NET (LOSS) INCOME	(2,746,197)	568,417	-	-	(2,177,780)

Preferred Stock Dividend and Deemed Dividend	(215,885)	-	-	-	(215,885)

NET (LOSS) INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(2,962,082)	$568,417	$-	$-	$(2,393,665)

NET LOSS PER COMMON SHARE:
Basic	$(0.00)				$(0.00)
Diluted	$(0.00)				$(0.00)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	3,179,603,803				3,358,515,647
Diluted	3,179,603,803				3,358,515,647

See accompanying notes to unaudited pro forma combined financial statements.

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TRANSPORTATION AND LOGISTICS SYSTEMS INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

	Transportation and Logistics Systems, Inc.	Freight
	and Subsidiaries	Connections, Inc.
	For the Year	For the Year
	Ended December 31,	Ended December 31,	Pro Forma Adjustments		Pro Forma
	2021	2021	Dr	Cr.	Balances

SALES	$5,495,146	$8,919,377	$-	$-	$14,414,523

COST OF SALES	5,408,143	4,820,965	-	-	10,229,108

GROSS PROFIT	87,003	4,098,412	-	-	4,185,415

OPERATING EXPENSES:
Compensation and related benefits	1,403,311	702,577	-	-	2,105,888
Legal and professional fees	2,160,081	-	-	-	2,160,081
Rent	599,820	1,362,016	-	-	1,961,836
General and administrative expenses	1,115,187	596,890	-	-	1,712,077
Contingency loss	30,000	-	-	-	30,000
Loss on lease abandonment	1,223,628	-	-	-	1,223,628

Total Operating Expenses	6,532,027	2,661,483	-	-	9,193,510

(LOSS) INCOME FROM OPERATIONS	(6,445,024)	1,436,929	-	-	(5,008,095)

OTHER INCOME (EXPENSES):
Interest expense	(349,544)	(41,461)	-	-	(391,005)
Interest expense - related parties	(74,959)	-	-	-	(74,959)
Warrant exercise inducement expense	(4,431,853)	-	-	-	(4,431,853)
Gain on debt extinguishment, net	1,564,941	82,504	-	-	1,647,445
Gain on debt extinguishment - related party	148,651	-	-	-	148,651
Other income	194,823	-	-	-	194,823
Gain on deconsolidation of subsidiaries	12,363,449	-	-	-	12,363,449
Derivative income, net	3,284,306	-	-	-	3,284,306

Total Other Income (Expenses)	12,699,814	41,043	-	-	12,740,857

INCOME BEFORE PROVISION FOR INCOME TAXES	6,254,790	1,477,972	-	-	7,732,762

INCOME TAXES	-	(443,392)	-	-	(443,392)

NET INCOME	6,254,790	1,034,580	-	-	7,289,370

Deemed dividends, beneficial conversion features, and accrued dividends	(2,650,217)	-	-	-	(2,650,217)

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$3,604,573	$1,034,580	$-	$-	$4,639,153

NET INCOME PER COMMON SHARE:
Basic	$0.00				$0.00
Diluted	$0.00				$0.00

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	2,341,907,998				2,520,819,842
Diluted	3,728,170,026				3,907,081,870

See accompanying notes to unaudited pro forma combined financial statements.

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Notes to Unaudited Pro Forma Combined Financial Statements

Effective September 16, 2022, the Company’s newly formed wholly-owned subsidiary, TLSS-FC, closed on an acquisition of all outstanding stock of Freight Connections, a company offering an array of transportation, warehousing, consolidating, distribution, and local cartage services throughout the New York tri-state area. Joseph Corbisiero, the sole shareholder of Freight Connections, from whom the shares were acquired (the “Freight Connections Seller”). Freight Connections was founded in 2016 and is a transportation and logistics carrier headquartered in Ridgefield Park, New Jersey. Freight Connections currently operates with 30 power units and 50 trailers, including dry vans, pups, flatbeds, step decks, and double drop trailers out of three buildings in the area with 200,000 square feet of warehouse and cross dock space, strategically located within one mile of each other. Freight Connections offers customers an array of services including truckload, LTL, and consolidating of cartage, construction-trade, air, and rail freight, as well as warehousing and distribution services. Prior to the closing, the Company, TLSSA and Freight Connections Seller entered into an amendment to their Stock Purchase and Sale Agreement, dated as of May 23, 2022 (the “Amended SPA”), and TLSSA assigned its interest in the Amended SPA to TLSS-FC. Pursuant to the Amended SPA, the total purchase price was $9,365,000, subject to certain adjustment. TLSS-FC: (i) paid $1,525,000 in cash at closing, (ii) Freight Connections entered into a $4,544,671 secured promissory note with the Freight Connections Seller, with interest accruing at the rate of 5% per annum and then 10% per annum as of March 1, 2023 (The entire unpaid principal under the note, together with all accrued and unpaid interest thereon and all other amounts payable thereunder, shall be due and payable in one balloon payment on December 31, 2023, unless paid sooner. The promissory note is secured solely by the assets of Freight Connections), and (iii) assumed certain debt. The Company issued to the Freight Connections Seller 178,911,844 shares of the Company’s common stock and 32,374 shares of the Company’s Series H preferred stock which is convertible into an aggregate of 323,740,000 shares of the Company’s common stock based on a conversion of 10,000 shares of common stock for each share of Series H preferred stock outstanding. The common stock and the as if converted number of Series H preferred stock were valued at $0.0059 per share based on the quoted closing price of the Company’s common stock on the measurement date, for an aggregate fair value of $2,965,646. The number of shares was calculated as follows: (a) shares of common stock of the Company equal to no more than 4.99% of the number of shares of common stock outstanding immediately after such issuance, and (b) the balance of the shares in Series H Convertible Preferred Stock, a new series of non-voting, convertible preferred stock issuable to sellers in connection with acquisitions or strategic transactions approved by a majority of the directors of the Company. TLSS-FC agreed to pay certain accrued liabilities and other notes payable that existed on the books of Freight Connections and agreed to pay the $4,544,671 secured promissory note which was assumed by Freight Connections. For accounting purposes, the total purchase consideration paid, after closing adjustments, was deemed to be $9,035,317 which includes (i) cash paid of $1,525,000, (ii) the aggregate fair value of common shares and Series H preferred shares issued to Freight Connections Seller of $2,965,646, and (iii) the $4,544,671 secured promissory note in the name of Freight Connections. The purchase consideration amount does not include accrued liabilities and other notes payable which were treated as assumed liabilities in the purchase price allocation.

We have derived the Company’s historical financial data on June 30, 2022 and for the six months ended June 30, 2022 from its unaudited consolidated financial statements contained in Form 10-Q as filed with the Securities and Exchange Commission, and for the year ended December 31, 2022 and 2021 from its audited consolidated financial statements contained in Form 10-K as filed with the Securities and Exchange Commission, respectively.

We have derived Freight Connection’s historical financial statements as of June 30, 2022, for the six months ended June 30, 2022, and for the period from January 1, 2022 to September 16, 2022 (date of acquisition) from Freight Connection’s unaudited financial statements, and for the year ended December 31, 2021 from Freight Connection’s audited financial statements contained in this Report on Form 8-K/A.

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The unaudited combined pro forma balance sheet on June 30, 2022 gives effect to 1) the issuance of 178,911,844 common shares for the acquisition of 100% of Freight Connections, 2) the issuance of 32,374 Series H shares of preferred stock, 3) the issuance of a note payable to the seller of Freight Connections in the amount of $4,544,671, and 4) the payment of cash of $1,525,000, and includes the following pro forma adjustments:

	Debit	Credit
On June 30, 2022
1) To reflect the issuance of 178,911,844 shares of common stock and 32,374 shares of Series H preferred stock at fair value, and the issuance of a promissory note for the acquisition of Freight Connections
Intangible assets	7,407,080
Goodwill	1,628,237
Cash		1,525,000
Series H preferred stock, par value		32
Common stock, par value		178,912
Additional paid-in capital		2,786,702
Note payable		4,544,671

2) To reverse income tax payable not assumed in acquisition
Income taxes payable	598,755
Intangible assets		598,755

3) To net out retained earnings to additional paid-in capital upon acquisition
Retained earnings	1,567,323
Additional paid-in capital		1,567,323

The information presented in the unaudited pro forma combined financial statements does not purport to represent what our financial position or results of operations would have been had the Share Exchange Agreement and related Merger and all related transactions occurred as of the dates indicated, nor is it indicative of our future combined financial position or combined results of operations for any period. You should not rely on this information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience after the Share Exchange Agreement and all related transactions.

These unaudited pro forma combined financial statements should be read in conjunction with the accompanying notes and assumptions and the historical financial statements and related notes of the Company and Freight Connections.

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